EXHIBIT (99.1)

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including any and all amendments thereto) with respect to the Common Stock, $0.01 par value, of At Home Group Inc. and further agree to the filing of this agreement to be included as an exhibit to such filing.  In addition, each party to this agreement expressly authorizes each other party to this agreement to file on its behalf any and all amendments to such statement on Schedule 13G. Each party to this agreement agrees that this joint filing agreement may be signed in counterparts.

Date:  February 14, 2017

AEA INVESTORS 2006 FUND L.P.

By:	AEA Investors Partners 2006 L.P., its general partner

By:	AEA Management (Cayman) Ltd., its general partner

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA INVESTORS LP

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

GRD HOLDING GP LLC

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

GRD HOLDING-A LLC

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President and Secretary

GRD HOLDING-A LP

By:	GRD Holding-A LLC, its general partner

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President and Secretary

GRD HOLDING LP

By:	GRD Holding GP LLC, its general partner

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

GRD HOLDING AEA LLC

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA INVESTORS 2006 PARTICIPANT FUND LP

By:	AEA Investors 2006 PF LLC, its general partner

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA INVESTORS 2006 QP PARTICIPANT FUND LP

By:	AEA Investors 2006 PF LLC, its general partner

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA INVESTORS 2006 FUND II L.P.

By:	AEA Investors Partners 2006 L.P., its general partner

By:	AEA Management (Cayman) Ltd., its general partner

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA INVESTORS 2006 PF LLC

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA MANAGEMENT LLC

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President and Secretary

AEA INVESTORS PARTNERS 2006 L.P.

By:	AEA Management (Cayman) Ltd., its general partner

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA MANAGEMENT (CAYMAN) LTD.

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

JOHN L. GARCIA

By:	/s/ Barbara L. Burns, attorney-in-fact
Name: John L. Garcia